UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 15, 2006

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Waverly Street
Cambridge, Massachusetts  02139
(Address of principal executive offices) (Zip Code)

(617) 444-6100
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 15, 2006, Vertex Pharmaceuticals Incorporated (the “Company”) received formal notification from GlaxoSmithKline (“GSK”) that GSK will discontinue clinical development of the investigational HIV protease inhibitor brecanavir (VX-385).  Brecanavir had been previously selected by GSK for clinical development and commercialization under the research and development collaboration between the Company and GSK begun in 1993 (the “HIV Protease Collaboration”), and had advanced to Phase 2 clinical trials.  The HIV Protease Collaboration also covers two previously approved and marketed HIV drugs, Agenerase and Lexiva.   GSK has informed the Company that GSK is halting brecanavir development because GSK believes it will be difficult to develop an appropriate formulation of brecanavir.  The decision to halt the brecanavir development program does not alter the companies’ relationship with respect to the marketing of Lexiva under the HIV Protease Collaboration.  Lexiva and Agenerase are trademarks of GSK.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: December 15, 2006	/s/ Kenneth S. Boger
Kenneth S. Boger
Senior Vice President and General Counsel